UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2004

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

On February 23, 2004, Quidel Corporation filed a press release announcing the filing of a lawsuit for patent infringement against Inverness Medical Innovations, Inc. and Applied Biotech, Inc. related to fundamental, lateral-flow technology.  The suit was filed on February 20, 2004, in the U.S. District Court, Southern District of California.  In addition, Quidel announced that Inverness Medical Switzerland GmbH, along with Unipath Diagnostics GmbH and Preymed, filed a lawsuit last week in Dusseldorf, Germany against Quidel Corporation, Quidel’s German affiliate Quidel Deutschland GmbH and Progen Biotechnik GmbH, alleging that Quidel and the other parties infringe two Inverness-owned European patents.

A copy of the Company’s press release dated February 23, 2004 is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1

Press release, dated February 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2004

QUIDEL CORPORATION

	By:	/s/ Paul E. Landers
	Name:	Paul E. Landers
	Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated February 23, 2004.